Exhibit 99.1

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Cano Presentation – IPAA/OGIS
London July 12, 2006

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA

Disclosure Statements

Safe-Harbor Statement — Except for the historical information contained herein, the matters set forth in this presentation are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The company intends that all such statements be subject to the “safe-harbor” provisions of those Acts. Many important risks, factors and conditions may cause the company’s actual results to differ materially from those discussed in any such forward-looking statement. These risks include, but are not limited to, estimates or forecasts of reserves, estimates or forecasts of production, future commodity prices, exchange rates, interest rates, geological and political risks, drilling risks, product demand, transportation restrictions, the ability of Cano Petroleum, Inc. to obtain additional capital, and other risks and uncertainties described in the company’s filings with the Securities and Exchange Commission. The historical results achieved by the company are not necessarily indicative of its future prospects. The company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Cautionary Notes to Investors – The Securities and Exchange Commission (SEC) permits oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Cano uses “non-proved reserves” in this presentation, which the SEC’s guidelines strictly prohibit it from including in filings with the SEC. Investors are urged to also consider closely the disclosures in Cano’s Form 10-KSB for the fiscal year ended June 30, 2005 and Cano’s Form 10-QSB for the fiscal quarter ended March 31, 2006, available from Cano by calling 866.314.2266 . These forms also can be obtained from the SEC at www.sec.gov .

PV10 Calculations of Reserve Values are based on the SEC price deck for March 31, 2006 (Cano’s fiscal third quarter end) of $66.25 per bbl and $6.98 per mcf, are calculated “before tax” (BT) and consider the anticipated costs to develop and produce.

NAV/share (Net Asset Value/share) calculation is derived from the PV10 of the proved reserves with adjustments for balance sheet items including other assets and liabilities, and accounts for potential dilution from options and warrants currently issued.

WWW.CANOPETRO.COM • Amex: CFW

Stock Snapshot

Amex listed	CFW

# Shareholders	~7,000

Recent price	$5.50

High-low range	$3.50 - $10.65

Average volume (10-day)	150,460

Average volume (3-mos)	206,069

Market Cap	$148 million

Debt	$67.8 million

Shares outstanding	27.6 million

Float shares	19.0 million

As of July 1, 2006

Peer Group(1) Comparison

Company	Tkr	Price (6/15)	Shrs Out (mm)	Proved MBOE	% PUD	Price/Proved MBOE	Mkt Cap (mm)	NAV/sh(2)		Price/NAV
Southwestern	SWN	$29.64	171.1	161.5	27	$31.40	$5,071		$10.16	323%
Ultra	UPL	$52.69	146.8	386.3	66	$23.01	$7,737		$24.90	171%
Quicksilver	KWK	$33.10	82.9	208.8	23	$13.14	$2,744		$14.59	190%
Western Gas	WGR	$42.65	75.9	153.5	57	$21.09	$3,237		$46.14	100%
Cimarex	XEC	$38.19	83.7	238.0	21	$13.43	$3,196		$42.22	97%
Denbury	DNR	$28.21	123.4	197.5	44	$17.63	$3,482		$18.35	124%
St. Mary Land	SM	$38.11	67.4	143.8	15	$17.87	$2,570		$31.02	123%
Houston Exp	THX	$57.48	28.6	123.3	36	$13.32	$1,642		$61.11	114%
Whiting	WLL	$36.75	37.0	263.5	41	$5.15	$1,358		$46.14	85%
Swift	SFY	$38.28	30.4	131.7	50	$8.84	$1,164		$68.76	61%
Remington	REM	$40.75	29.0	46.5	48	$25.42	$1,182		$39.55	100%
Delta Petroleum	DPTR	$14.76	52.9	57.8	62	$13.51	$781		$12.04	80%
GMX Resources	GMXR	$30.10	11.2	27.0	72	$12.48	$337		$23.22	142%
Gasco	GSX	$4.21	85.6	12.8	74	$28.12	$360		$1.36	552%
Clayton Williams	CWEI	$37.65	11.5	50.3	25	$8.61	$433		$58.88	84%
Callon	CPE	$16.72	20.3	31.5	60	$10.76	$339		$26.03	74%
Exploration Co	TXCO	$9.43	33.5	6.5	52	$48.62	$316		$4.68	341%
Teton Energy	TEC	$5.42	11.7	NA	NA	NA	$64		$2.54	213%
Average					47	$18.85				146%
Average (ex. hi/lo)					47	$17.75				141%
Cano Petroleum(2)	CFW	$4.41	27.6	45.0	76	$2.70	$122	$	~14.06	~31%

(1) Peer group data from AG Edwards

(2) Cano data from Cano Petroleum. See NAV/share Calculation on Slide 7

Share Distribution (Estimated)

[CHART]

Reporting Institutional Holders

Institution Name	Shs Held	Rpt Date
Wellington Management Company	3,055,700	03-31-06
Touradji Capital Management LP	1,924,152	03-31-06
Sterling Johnston Capital Management	704,500	03-31-06
Jana Partners LLC	701,300	03-31-06
Quaker Partners LLC	690,000	03-31-06
Pennant Capital Management Inc	412,500	03-31-06
George Weiss Associates	397,950	03-31-06
Barclays Global Investors International	364,970	03-31-06
Tobias Bros	241,400	03-31-06
Third Point Management Company LLC	200,000	03-31-06
Castle Ark Management	87,800	03-31-06
Myers (James M) Research	70,000	03-31-06
Exis Capital Management LLC	50,000	03-31-06
First New York Securities LLC	44,000	03-31-06
Balyasny Asset Management LLC	41,000	03-31-06

Source: MSN Money – May 24, 2006

Net Asset Valuation

Current stock price	$5.50/share

Shares outstanding	27.6 million

Market capitalization	$148,000,000

Proved reserves (boe)	45 million

PV10* SEC Proved reserves (less debt)	$388 million

NAV/share of Proved	$14.06/share

Proved and risked** Probable reserves (boe)	84 million

PV10* SEC Proved + risked** Probable reserves	$909 million

NAV/share of Proved + risked** Probable reserves	$32.93/share

* As of 3/31/2006 at $66.25/Bbl and $6.98/MCF

** Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2) recovery volumes

Cano Business Model

Secondary and Enhanced Oil Recovery

Market World demand strong and growing Supply issues Favorable economics	Managed Risk No exploration risk No international or offshore risk Limited engineering risk	Early Mover Business model established Team and relationships built Asset accumulation

Minimal Competition to Date

Business Strategy

•                  Acquire low-cost assets suitable for Enhanced Oil Recovery (EOR) and with a high ratio of probable/possible to proved reserves

•                  Convert PUD to PDP through Secondary Recovery (Waterflood) and convert probables and possibles to PUD (then PDP) by applying Tertiary Recovery EOR technologies

Enhanced Oil Recovery
Convert 95 Million BOE
Probable/Possible to Proved Reserves

[CHART]

Recovery Profile of a Conventional Reservoir

	Residual Oil	10% to 25% Residual

15% to 25% Additional Recovery of OOIP (Tertiary Recovery)	Tertiary

	Secondary	10% to 20% Additional Recovery of OOIP (Secondary Recovery)

10% to 30% Recovery of OOIP (Primary Recovery)	Primary

Enhanced Oil Recovery

•                  Secondary Recovery

•                  Waterflood

•                  Tertiary Recovery

•                  Gas Flooding

•                  Carbon Dioxide -CO2

•                  Chemical Flooding

•                  Surfactant-Polymer (SP)

Water and SP Flood

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Analog SP Floods

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Production & Reserves

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Total Production:	~1,600 boepd

Total Reserves	Total Acreage: 56,288

	MMBOE	PV10
SEC proved (3/31/06)	45	$448 MM
Probable/Possible (Unrisked)	95	$925 MM

Reserve Categories

Category	MMBOE	%
PDP	10	22
PDNP	2	4
PUD	33	73
Total Proved	45	100

Probable	57	60
Possible	38	40
Total Non-Proved	95	100

EOR Capture

Category	Secondary	Tertiary	Total
PDP & PDNP	12	—	12
PUD’s	33	—	33
Probs	21	36	57
Possibles	14	24	38

Total MMBOE	80	60	140

EOR Capture by Asset

	OOIP (MMBOE)	Primary	Secondary	Tertiary	Total
Corsicana	7	2	1	2	4
Percentage of OOIP		25%	15%	30%	61%

Davenport	58	12	10	11	33
Percentage of OOIP		21%	17%	19%	57%

Desdemona	92	24	6	19	50
Percentage of OOIP		26%	7%	21%	54%

Nowata	58	18	15	5	38
Percentage of OOIP		30%	26%	9%	65%

Panhandle	382	90	51	24	165
Percentage of OOIP		24%	13%	6%	43%

Pantwist	161	22	10	—	32
Percentage of OOIP		14%	6%	0%	20%

PDP/PDNP			12		12
Percentage of OOIP			2%		2%

Total Portfolio	758	167	106	60	333
		22%	14%	8%	44%

Cano Capture	MMBOE		80	60	140
Percentage of OOIP			10.5%	8.0%	18.5%

Corporate Strategy FY2006-2010

•                  Execution, Execution, Execution

•                  Increase production/cash flow

•                  Develop Panhandle Waterflood PUD’s

•                  Convert Probable reserves to Proved

•                  implement waterflood at Desdemona and Pantwist

•                  apply SP at Corsicana

•                  launch of Nowata and Desdemona SP projects

•                  apply SP at Davenport

•                  Acquisition of additional properties that fit our business model

Production Profile

Cano Risked ** Production Profile

[CHART]

* Unrisked
** Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2 recovery volumes; Possible reserves risked at 75% of Tertiary (surfactant polymer and CO-2) recovery volumes; all per SPE/WPC guidelines

Risked Production

Cano Daily Risked** Production

[CHART]

**Probable reserves risked at 50% of Tertiary (surfactant polymer and CO-2) recovery volumes; Possible reserves risked at 75% of Tertiary (surfactant polymer and CO-2) recovery volumes; all per SPE/WPC guidelines

Capital Expenditures

Cano Capital Profile

[CHART]

Income Model

Cano Operating Profit Model

[CHART]

At $66.25/Bbl and $6.98/MCF

Reserve Booking Schedule

Cano Year-End Booked Reserves

[CHART]

* Per SPE/WPC guidelines

Acquisition Model

•                  Strategic fit

•                  Regional growth opportunities

•                  Low reserve cost

•                  Generate free cash flow

•                  Accretive

•                  Upside potential

7 Acquisitions:	Proved Reserves:	Acquisition Cost:

$92.4 MM	47.1 MMBOE*	$1.96/BOE

* As of the date of acquisition

“We will continue to be sellers of older fields. The newer independents can get more value from the older fields than we can.”

Rex Tillerson

Chairman & CEO, Exxon Mobil

2006 Investment Conference

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Appendix

Producing oil & gas in the USA for the USA

[LOGO]	Producing oil & gas in the USA for the USA

Nowata

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•                  Acquired for $2.5 million

•                  2,601 ac, Nowata County, OK

•                  Bartlesville Sand, 650 ft., 34 API

•                  OOIP: 58 MMBOE

•                  Proved: 1.3 MMBOE

•                  Probable: ~5 MMBOE

•                  Production ~200 boepd

Strategy

SP recoveries of 17-24% core OOIP, pilot construction underway. Anticipate SP pilot injection to commence calendar Q4-2006, response expected calendar Q2-2007.

WWW.CANOPETRO.COM • Amex: CFW

Davenport

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•                  Acquired for $0.9 million

•                  2178 ac, Lincoln County, OK

•                  Prue Sand, 3,300 ft., 48 API

•                  OOIP: 58 MMBOE

•                  Proved: 1.3 MMBOE

•                  Probable: ~11 MMBOE

•                  Production ~50 boepd

Strategy

SP core testing underway, results expected calendar Q3-2006. Anticipate SP pilot injection to commence calendar Q3-2007.

Rich Valley

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•                  Acquired for $2.2 million

•                  4,500 ac, Grant County, OK

•                  Mississippian Carbonate, 37 API

•                  Proved: .5 MMBOE

•                  Probable: ~.5 MMBOE

•                  Production: ~120 boepd

Strategy

Investigate horizontal lateral drilling program.

Desdemona

[GRAPHIC]

•                  Acquired for $7.6 million

•                  9,968 ac, Erath, Eastland, Comanche Counties, TX

•                  Duke Sand, 2,850 ft, 37 API

•                  OOIP: 92 MMBOE

•                  Proved: 2 MMBOE

•                  Probable: ~25 MMBOE

•                  Production: ~30 boepd

Strategy

Increase current production with workovers and recompletions. Implementation of waterflood pilot is underway. Initiated commercial gas sales in June-2006.

Corsicana

[GRAPHIC]

•                  Acquired leases for $33,000

•                  341 ac, Navarro County, TX

•                  Nacatoch Sand, 850 ft, 22 API

•                  OOIP: 7 Million bbls

•                  Proved: .8 MMBOE

•                  Probable: ~1.5 MMBOE

Strategy

Reactivate old patterns and implement surfactant polymer flood in calendar Q4-2006.

Panhandle

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•                  Acquired for $55.2 million

•                  27,000 ac, Carson, Hutchinson and Gray Counties, TX

•                  Brown/White Dolomite, Granite Wash, 3,100 ft, 38 API

•                  OOIP: 382 Net MMBOE

•                  Proved: 32.4 MMBOE

•                  PDP: 5 MMBOE

•                  PUD: 27 MMBOE

•                  Probable/Possible: ~48 MMBOE

•                  Production: ~800 boepd

Strategy

Increase current production with workovers and recompletions. Waterflood planning is underway, expected start in calendar Q4-2006.

Pantwist

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•                  Acquired for $24 million

•                  9,700 ac, Carson, Hutchinson and Gray Counties, TX

•                  Brown/White Dolomite, Granite Wash, 3,100 ft, 38 API

•                  OOIP: 161 MMBOE

•                  Proved: 7 MMBOE

•                  PDP: 2 MMBOE

•                  PUD: 5 MMBOE

•                  Probable/Possible: ~4 MMBOE

•                  Production: ~400 boepd

Strategy

Increase current production with workovers and recompletions. Waterflood planning is underway, expected start in 2008.

Summary of Alkaline and Surfactant Floods

27 Projects since 1980

Recoveries typically range from 16-25% of OOIP

Chemical costs from $0.80 to $8.00 per incremental barrel of oil

Field	Owner	Technical	Region	Start	API	Oil Vis cp	Recovery Type	Pore Vol Chem- icals	Increment al Oil %OOIP	Chemical Cost per bo	Notes
Adena	Babcock & Brown	Surtek	Colorado	2001	43	0.42	Tertiary	In progress		$2.45	Na2CO3	Pilot 5 Spot
Cambridge	Barrett	Surtek	Wyoming	1993	20	25	Secondary	60.4%	28.07%	$2.42	Na2CO3
Cressford	Dome	Surtek	Alberta	1987			Secondary			$2.25	Alkali and Polymer Only
Daquing BS	Sinopec		China	1996	36	3	Tertiary	82.1%	23.00%	$7.88	NaOH - Biosurfactant
Daquing NW	Sinopec	Surtek	China	1995	36	3	Tertiary	65.0%	20.00%	$7.80	NaOH
Daquing PO	Sinopec	Surtek	China	1994	26	11.5	Tertiary	42.0%	22.00%	$5.51	Na2CO3
Daquing XV	Sinopec		China		36	3	Tertiary	48.0%	17.00%	$9.26	NaOH
Daquing XF	Sinopec		China	1995	36	3	Tertiary	55.0%	25.00%	$7.14	NaOH
Daquing Foam	Sinopec		China	1997	NA	NA	Tertiary	54.8%	22.32%	$8.01	ASPFoam Flood following WAG
Daquing Scale Up	Sinopec		China	??	Reported to be Shut In Due to QC Problems with Surfactant
David		Surtek	Alberta	1985	23		Tertiary			$0.80
Driscoll Creek	True	Surtek	Wyoming	1998	Acrylamid converted to acrylate - water cut lowered
Enigma	Citation	Surtek	Wyoming	2001	24	43	Secondary	In progress		$2.49	Na2CO3
Etzikorn	Renaissance/Husky	Surtek	Alberta	Current	In progress - Information not released
Gudong	CNPC	Shenli	China	1992	17.4	41.3	Tertiary	55.0%	26.51%	$3.92
Isenhaur	Enron	Tiorco	Wyoming	1980	43.1	2.8	Secondary	57.7%	11.58%	$0.83	Alkali and Polymer Only
Karmay	CNPC	UT/NIPER	China	1995	30.3	52.6	Tertiary	60.0%	24.00%	$4.35
Lagomar	PDVSA	Surtek	Venezuela	2000	24.8	14.7	Tertiary	45.0%	20.11%	$4.80	Single Well Test
Mellot Ranch	West	Surtek	Wyoming	2000	22	23	Tertiary	In progress		$2.51	NaOH
Minas I	Chevron	Chevron	Indonesia	1999	Micellar Polymer Failed when salinity of slug decreased
Minas II	Texaco	Texaco	Indonesia	Current	Lignin II Surfactant - In progress - Information not released
Sho Vel Tum	LeNorman	DOE	Oklahoma	1998	26.4	41.3	Tertiary	60.0%	16.22%	$6.40	Low Acid Number - Viscous
Bevery Hills	Stocker	Tiorco	California	Surfactant Injectivity Test
Tanner	Citation	Surtek	Wyoming	2000	21	11	Secondary	In progress		$2.82	NaOH
West Kiehl	Barrett	Surtek	Wyoming	1987	24	17	Secondary	26.5%	20.68%	$2.13
West Moorcroft	KSL	Tiorco	Wyoming	1991	22.3	20	Secondary	20.0%	15.00%	$1.46	Alkali and Polymer Only
White Castle	Shell	Shell	Louisiana	1987	29	2.8	Tertiary	26.9%	10.10%	$8.18	No Polymer